EXHIBIT 10.3


                  AMENDMENT AND RESTATEMENT OF CREDIT AGREEMENT


      AMENDMENT AND RESTATEMENT OF CREDIT AGREEMENT (this "Amendment and Restatement"), dated as of December 4, 1998, among WORKFLOW MANAGEMENT, INC., a Delaware corporation ("Workflow"), DATA BUSINESS FORMS LIMITED, an Ontario corporation ("DBF" and, together with Workflow, the "Borrowers"), the lenders party to the Existing Credit Agreement referred to below (the "Lenders"), and BANKERS TRUST COMPANY, as Agent (in such capacity, the "Agent"). Unless otherwise defined herein, all capitalized terms used herein and defined in the Existing Credit Agreement are used herein as so defined.

                                   WITNESSETH:

      WHEREAS, the Borrowers, the Lenders and the Agent are parties to a Credit Agreement, dated as of June 9, 1998 (as amended, modified or supplemented to, but not including, the date hereof, the "Existing Credit Agreement");

      WHEREAS, the Borrowers and the Lenders wish to amend and restate the Existing Credit Agreement to, inter alia, increase the Total Commitment thereunder from $150,000,000 to $200,000,000, all as herein provided; and

      WHEREAS, subject to the terms and conditions of this Amendment and Restatement, the parties hereto agree as follows;

      NOW, THEREFORE, it is agreed:

      1. The Existing Credit Agreement shall be, and hereby is, amended and restated in its entirety in the form of the Existing Credit Agreement after giving effect to the changes thereto effected hereby.

      2. Section 6 of the Existing Credit Agreement is hereby amended by inserting the following new Section 6.24 at the end hereof:

            "6.24 Permitted Subordinated Indebtedness. From and after the issuance thereof, the subordination provisions contained in the Permitted Subordinated Indebtedness will be enforceable against Workflow and the holders of the Permitted Subordinated Indebtedness, and all Obligations of Workflow under this Agreement and the Canadian General Guaranty will be within the definition of "Senior Debt" included in such subordination provisions."

      3. Section 7.01(i) of the Existing Credit Agreement is hereby amended by deleting the reference to "30 days" each place such reference appears therein and inserting "90 days" in lieu thereof in each such place.
      4. Section 8.04 of the Existing Credit Agreement is hereby amended by (i) deleting the word "and" appearing at the end of clause (g) thereof, (ii) deleting clause (h) at the end thereof and (iii) inserting the following the new clauses (h) and (i) at the end thereof:

            "(h) unsecured subordinated *indebtedness of Workflow (the "Permitted Subordinated Indebtedness") in an aggregate principal amount not to exceed $10,000,000 (plus the principal amount of any notes issued in respect of pay-in-kind interest thereon) so long as (i) at the time of the incurrence thereof and immediately after giving effect thereto, no Default or Event of Default shall then exist or result therefrom, (ii) such Indebtedness is incurred on or prior to the last day of Workflow's fiscal year ending closest to April 30, 1999, (iii) the proceeds from the incurrence of such Indebtedness are used solely to finance Dividends permitted under Section 8.07(d), (iv) the maturity of such Indebtedness is at least ten years from the date of issuance thereof (with no interim amortizations, redemptions or sinking fund obligations prior to such time), (v) the interest rate of such Indebtedness is no greater than 12% per annum (although the holders of such Indebtedness may receive warrants to purchase shares of Workflow's common stock), (vi) (x) for the first three years after the issuance thereof, the interest payments thereon shall consist of no more than 50% cash and at least 50% in-kind, provided that no cash interest payments shall be required (nor shall any cash interest payments be made) at any time that a Default or an Event of Default exists, and (y) after such three year period, such interest payments may consist of all cash, provided that no cash interest payments shall be required (nor shall any cash interest payments be made) at any time that a Default or an Event of Default exists, and (vii) all of the other terms and conditions thereof are reasonably satisfactory to the Agent (it being understood and agreed that during each of the first three years after the issuance of such Indebtedness, Workflow may seek the consent of the Supermajority Lenders to permit the interest payments on the Permitted Subordinated Indebtedness to be paid in all cash (provided that each such request may not be made until Workflow has delivered to the Lenders its audited financial statements for its immediately preceding fiscal year)); and

            (i) unsecured Indebtedness of Workflow and its Subsidiaries not otherwise permitted by the foregoing clauses (a) through (h), provided that the aggregate principal amount of all Indebtedness incurred pursuant to the clause (i) shall not exceed $7,000,000 at any time outstanding."

      5. Section 8.07 of the Existing Credit Agreement is hereby amended by Inserting the following new clause (d) at the end thereof:

            "(d) In addition to the Dividends permitted by clauses (a) and (c) of this Section 8.07, on or prior to the last day of Workflow's fiscal year ending closest to April 30, 1999, Workflow may repurchase additional shares of its capital stock so long as (i) no Default or Event of Default then exists or would result therefrom and (ii) all such repurchases are effected with proceeds received by Workflow from the issuance of the Permitted Subordinated Indebtedness."

      6. Section 8 of the Existing Credit Agreement is hereby further amended by inserting the following new Section 8.13 at the end thereof:

            "8.13 Limitation on Payments and Modification of Permitted Subordinated Indebtedness. From and after the issuance of the Permitted Subordinated Indebtedness, Workflow will not, and will not permit any of its Subsidiaries to:

                  (i) make (or give any notice in respect of) any payment, prepayment, redemption or acquisition for value of (including, without limitation, by way of depositing with any Person money or securities before due for the purpose of payment when due) any Permitted Subordinated Indebtedness (whether in respect of principal, interest or otherwise), provided that so long as no Default or Event of Default then exists or would result therefrom, Workflow may make cash and in-kind interest payments on the Permitted Subordinated Indebtedness to the extent permitted by Section 8.04(h); and

                  (ii) amend or modify, or permit the amendment or modifications of, any provision of the Permitted Subordinated Indebtedness."

      7. Section 9 of the Existing Credit Agreement is hereby amended by (i) inserting the word "or" at the end of Section 9.10 thereof and (ii) inserting the following new Section 9.11 immediately after such Section 9.10:

            "9.11 Permitted Subordinated Indebtedness. At any time after the issuance of the Permitted Subordinated Indebtedness, the original holders thereof satisfactory to the Agent shall cease to hold at least 50% of the aggregate outstanding principal amount of the Permitted Subordinated Indebtedness;".

      8. The definition of "Acquisition Sub-Limit" appearing in Section 10 of the Existing Credit Agreement is hereby amended by deleting the reference to the amount "$125,000,000" appearing therein and inserting the amount "$165,000,000" in lieu thereof.

      9. The definition of "Applicable Base Rate/Canadian Prime Rate Margin" appearing in Section 10 of the Existing Credit Agreement is hereby amended by deleting the table set forth therein and inserting the following new table in lieu thereof:

                                                      Applicable Base Rate/
                    "Leverage Ratio                 Canadian Prime Rate Margin
                     --------------                 --------------------------
      Greater than or equal to 3.0:1                         .750%
      Less than 3.0:1 but greater than or equal              .500%
      to 2.5:1
      Less than 2.5:1 but greater than or equal              .250%
      to 2.0:1
      Less than 2.0:1                                           0%

      10. The definition of "Applicable  Commitment Fee Percentage" appearing in
Section 10 of the Existing Credit Agreement is hereby amended by deleting the table set forth therein and inserting the following new table in lieu thereof:

                                                      Applicable Commitment
                    "Leverage Ratio                       Fee Percentage
                     --------------                       --------------
      Greater than or equal to 3.0:1                         .500%
      Less than 3.0:1 but greater than or equal              .400%
      to 2.5:1
      Less than 2.5:1 but greater than or equal              .300%
      to 2.0:1
      Less than 2.0:1                                        .250%."

      11. The definition of "Applicable Eurodollar Margin" appearing in Section 10 of the Existing Credit Agreement is hereby amended by deleting the table set forth therein and inserting the following new table in lieu thereof:

                    "Leverage Ratio                Applicable Eurodollar Margin
                     --------------                ----------------------------
      Greater than or equal to 3.0:1                        1.750%
      Less than 3.0:1 but greater than or equal             1.500%
      to 2.5:1
      Less than 2.5:1 but greater than or equal             1.250%
      to 2.0:1
      Less than 2.0:1 but greater than or equal             1.000%
      to 1.5:1
      Less than 1.5:1 but greater than or equal              .875%
      to 1.0:1
      Less than 1.0:1                                        .750%."

      12. Section 10 of the Existing Credit Agreement is hereby further amended by inserting the following new definitions in the appropriate alphabetical order:

            "Permitted Subordinated Indebtedness" shall have the meaning provided on Section 8.04(h).

            "Supermajority Lenders" shall mean those. Non-Defaulting Lenders which would constitute the Required Lenders under, and as defined in, this Agreement if the percentage "50'/o" contained therein were changed to "66-2/3%".

      13. The Lenders hereby approve an increase in the Total Commitment from $150,000,000 to $200,000,000. In that connection, Annex I-A to the Existing Credit Agreement is hereby amended by deleting such Annex in its entirety and replacing it with the new Annex I-A attached hereto. In connection with the increase in the Total Commitment as set forth on the new Annex I-A attached hereto, the Lenders hereby agree that Workflow and the Agent may take all such actions as may be necessary to ensure that all Lenders continue to participate in each Borrowing of Dollar Revolving Loans on a pro rata basis (based on the Commitment of each Lender after giving effect to this Amendment), and it is hereby further agreed that to the extent any Lender incurs any funding or other costs (including those of the type described in Section 1.11 of the Existing Credit Agreement) in connection therewith, such costs shall be for the account of Workflow. In addition, it is hereby further agreed that at the time of such increase in the Total Commitment with respect to all outstanding Letters of Credit there shall be an automatic adjustment to the participations by the Lenders in such Letters of Credit to reflect the new Percentages of the Lenders after giving effect to this Amendment and Restatement.

      14. Each Credit Party hereby agrees that, on or promptly after the Restatement Effective Date (as defined below) and upon the request of the Agent, such Credit Party will execute such amendments to the Mortgages as the Agent shall reasonably require in connection with this Amendment and Restatement.

      15. This Amendment and Restatement shall become effective on the date (the "Restatement Effective Date") when each of the following conditions have been met:

            (a) each Credit Party, the Required Lenders (as determined before giving effect to this Amendment and Restatement) and each Lender whose Commitment shall be increased pursuant to this Amendment and Restatement shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Agent at the Notice Office;

            (b) the Agent shall have received from Kaufman & Canoles, counsel to the Credit Parties, an opinion addressed to the Agent, the Collateral Agent and each of the Lenders and dated the Restatement Effective Date, in form and substance reasonably satisfactory to the Agent, and covering such matters incident to this Amendment arid Restatement and the transactions contemplated herein as the Agent may reasonably request;

            (c) the Agent shall have received resolutions of the Board of Directors of each U.S. Credit Party, which resolutions shall be certified by the Secretary or any Assistant Secretary of such U.S. Credit Party and shall authorize the execution, delivery and performance by such U.S. Credit Party of this Amendment and Restatement and the consummation of the transactions contemplated hereby, and the foregoing shall be reasonably satisfactory to the Agent;

            (d) the Agent and the Lenders shall have received the financial statements and related officer's certificate required to be delivered pursuant to Sections 7.01(b) and (e) of the Existing Credit Agreement in respect of Workflow's fiscal quarter ended closest to October 31, 1998;

            (e) Workflow shall have paid in cash to the Agent for distribution to each Lender that has signed a counterpart of this Amendment and Restatement and delivered the same to the Agent at the Notice Office by no later than 5:30 p.m. (New York time) on December 2, 1998 a consent fee equal to .05% of each such Lender's Commitment on the Restatement Effective date (before giving effect to this Amendment and Restatement); and

            (f) Workflow shall have paid to the Agent and each of the Lenders all other fees and expenses to the extent due and payable.

      16. In order to induce  the  Lenders  to enter  into  this  Amendment  and
Restatement, the Borrowers hereby represent and warrant that (i) the representations, warranties and agreements contained in Section 6 of the Existing Credit Agreement are true and correct in all material respects on and as of the Restatement Effective Date, both before and after giving effect to this Amendment and Restatement and (ii) there exists no Default or Event of Default on the Restatement Effective Date, both before and after giving effect to this Amendment and Restatement.

      17. By executing and  delivering a  counterpart  hereof,  each  Subsidiary
Guarantor hereby agrees that all Loans (including, without limitation, the additional Revolving Loans which may be incurred pursuant to the Total Commitment after giving effect to this Amendment and Restatement) shall be fully guaranteed pursuant to the U.S. Subsidiaries Guaranty *in accordance with the terms and provisions thereof and shall be fully secured pursuant to the applicable Security Documents.

      18. This Amendment and Restatement is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

      19. This Amendment and Restatement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrowers and the Agent.

      20. THIS AMENDMENT AND RESTATEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

      21. From and after the Restatement Effective Date, all references in the Existing Credit Agreement and in the other Credit Documents to the Existing Credit Agreement shall be deemed to be references to the Existing Credit Agreement as amended and restated hereby.

      IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment and Restatement as of the date first above written.

                                          WORKFLOW MANAGEMENT, INC.


                                          By:   /s/ Steve R. Gibson
                                              ------------------------------
                                          Name: Steve R. Gibson
                                                ----------------------------
                                          Title:  Vice President and CFO
                                                 --------------------------

                                          DATA BUSINESS FORMS LIMITED


                                          By:   /s/ Claudia Amlie
                                              -----------------------------
                                          Name: Claudia Amlie
                                                --------------------------
                                          Title:      Vice President
                                                  ------------------------

                                          SFI OF DELAWARE, LLC


                                          By:   /s/ Claudia Amlie
                                              -----------------------------
                                          Name: Claudia Amlie
                                                -------------------------
                                          Title:      Vice President
                                                 ------------------------

                                          SFI OF PUERTO RICO, INC.


                                          By:   /s/ Claudia Amlie
                                              -------------------------------
                                          Name: Claudia Amlie
                                                --------------------------
                                          Title:      Vice President
                                                 -------------------------

                                          ASTRID OFFSET CORP.


                                          By:   /s/ Claudia Amlie
                                              -------------------------------
                                          Name: Claudia Amlie
                                                -------------------------
                                          Title:      Vice President
                                                 ---------------------------

                                          REX ENVELOPE CO., INC.

                                          By:   /s/ Claudia Amlie
                                              --------------------------
                                          Name: Claudia Amlie
                                                -----------------------
                                          Title:      Vice President
                                                 ----------------------

                                          HANO DOCUMENT PRINTERS, INC.


                                          By:   /s/ Claudia Amlie
                                              -------------------------------
                                          Name: Claudia Amlie
                                                -----------------------------
                                          Title:      Vice President
                                                 ---------------------------

                                          UNITED ENVELOPE, LLC


                                          By:   /s/ Claudia Amlie
                                              -------------------------------
                                          Name: Claudia Amlie
                                                ----------------------------
                                          Title:      Vice President
                                                 ---------------------------

                                          HUXLEY ENVELOPE CORP.


                                          By:   /s/ Claudia Amlie
                                              ------------------------------
                                          Name: Claudia Amlie
                                                -----------------------------
                                          Title:      Vice President
                                                 ----------------------------

                                          POCONO ENVELOPE, CORP.


                                          By:   /s/ Claudia Amlie
                                              -----------------------------
                                          Name: Claudia Amlie
                                                ---------------------------
                                          Title:      Vice President
                                                 --------------------------

                                          DIRECTPRO LLC


                                          By:   /s/ Claudia Amlie
                                              -------------------------------
                                          Name: Claudia Amlie
                                                ----------------------------
                                          Title:      Vice President
                                                 --------------------------

                                          DIRECTPRO WEST LLC


                                          By:   /s/ Claudia Amlie
                                              -----------------------------
                                          Name: Claudia Amlie
                                                --------------------------
                                          Title:      Vice President
                                                 -------------------------

                                          PENN-GROVER ENVELOPE CORP.


                                          By:   /s/ Claudia Amlie
                                              -----------------------------
                                          Name: Claudia Amlie
                                                ---------------------------
                                          Title:      Vice President
                                                 --------------------------

                                          BANKERS TRUST COMPANY,
                                          Individually and as Agent


                                          By:   /s/ David J. Bell
                                               ----------------------------
                                          Name: David J. Bell
                                                ---------------------------
                                          Title:      Vice President
                                                 --------------------------

                                          BANKBOSTON, N.A.


                                          By:   /s/ Jorge Schwarz
                                              -------------------------------
                                          Name: Jorge Schwarz
                                                ----------------------------
                                          Title:      Director
                                                 ---------------------------

                                          PNC BANK, N.A.


                                          By:   /s/ Rose M. Crump
                                              --------------------------------
                                          Name: Rose M. Crump
                                                -----------------------------
                                          Title:      Vice President
                                                 ----------------------------

                                          WACHOVIA BANK, N.A.


                                          By:   /s/ Kenneth Washington
                                              -------------------------------
                                          Name: Kenneth Washington
                                                -----------------------------
                                          Title:      Vice President
                                                 ----------------------------

                                          NATIONSBANK N.A.


                                          By:   /s/ Eileen M. Mayette
                                              ------------------------------
                                          Name: Eileen M. Mayette
                                                ----------------------------
                                          Title:  Commercial Banking Officer
                                                 ---------------------------

                                          BANK OF MONTREAL


                                          By:   /s/ Bank of Montreal
                                              ----------------------------
                                          Name:
                                          Title:      Sr. Mgr. Corp. Finance
                                                 ----------------------------

                                          By:   /s/ J.B. Kelsey
                                              ---------------------------------
                                          Name: J.B. Kelsey
                                                ------------------------------
                                          Title:   VP & Head of Corp. Finance
                                                 -----------------------------

                                          COMERICA BANK


                                          By:   /s/ Martin G. Ellis
                                              -------------------------------
                                          Name: Martin G. Ellis
                                                -----------------------------
                                          Title:      Vice President
                                                 ----------------------------

                                          THE FUJI BANK AND TRUST
                                          COMPANY


                                          By:
                                              -------------------------------
                                          Name:
                                                -----------------------------
                                          Title:
                                                 ----------------------------

                                          FLEET NATIONAL BANK


                                          By:   /s/ Deane M. Horn
                                              -------------------------------
                                          Name: Deane M. Horn
                                                -----------------------------
                                          Title:  Assistant Vice President
                                                 --------------------------

                                          THE FIRST NATIONAL BANK OF
                                          CHICAGO


                                          By:   /s/ Gaye C. Plunkett
                                              ------------------------------
                                          Name: Gaye C. Plunkett
                                                ----------------------------
                                          Title:      Vice President
                                                 ---------------------------

                                          NATIONAL BANK OF CANADA


                                          By:   /s/ B. Walsh
                                              ------------------------------
                                          Name:       B. Walsh
                                                ----------------------------
                                          Title:      Senior Manager
                                                 ---------------------------

                              Workflow Allocations


                    Existing
                     Exposure    New Commitment    Allocation     Total Exposure
BT                 $16,250,000      $5,000,000     $4,750,000        $21,000,000
Bk One             $16,250,000      $5,000,000     $4,750,000        $21,000,000
Wachovia           $16,250,000     $10,000,000     $7,125,000        $23,375,000
Comerica           $16,250,000     $10,000,000     $7,125,000        $23,375,000
Fleet              $12,500,000     $10,000,000     $7,125,000        $19,625,000
NBC                $12,500,000      $2,500,000     $2,500,000        $15,000,000
Bk Boston          $12,500,000      $5,000,000     $4,750,000        $17,250,000
Nations            $12,500,000     $10,000,000     $7,125,000        $19,625,000
BMo                $12,500,000      $5,000,000     $4,750,000        $17,250,000
PNC                $12,500,000              $0             $0        $12,500,000
Fuji               $10,000,000              $0             $0        $10,000,000
                  ------------    ------------     ------------     ------------
                  $150,000,000     $62,500,000     $50,000,000      $200,000,000